STATEMENT OF ADDITIONAL INFORMATION
March 1, 2019
The Alger Funds
The Alger Funds (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that offers interests in the following Funds and classes of shares:
	Class	Ticker Symbol
Alger Capital Appreciation Fund (“Capital Appreciation Fund”)	A B C Z	ACAAX ACAPX ALCCX ACAZX
Alger International Focus Fund (“International Focus Fund”)	A B C I Z	ALGAX AFGPX ALGCX AIGIX ALCZX
Alger Mid Cap Growth Fund (“Mid Cap Growth Fund”)	A B C Z	AMGAX AMCGX AMGCX AMCZX
Alger SMid Cap Focus Fund (“SMid Cap Focus Fund”)	A C I Y Z	ALMAX ALMCX ASIMX ASYMX ASMZX
Alger Small Cap Growth Fund (“Small Cap Growth Fund”)	A B C Z	ALSAX ALSCX AGSCX ASCZX
Alger Small Cap Focus Fund (“Small Cap Focus Fund”)	A C I Y Z	AOFAX AOFCX AOFIX AOFYX AGOZX
Alger Health Sciences Fund (“Health Sciences Fund”)	A C Z	AHSAX AHSCX AHSZX
Alger Growth & Income Fund (“Growth & Income Fund”)	A C Z	ALBAX ALBCX AGIZX
Alger 25 Fund	P P-2	ATFPX ATFFX
Alger 35 Fund	P P-2	ATVPX ATVVX
The Fund’s financial statements for the year ended October 31, 2018 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.
This Statement of Additional Information is not a prospectus. It contains additional information about the Funds and supplements information in the Fund’s Prospectuses dated March 1, 2019. It should be read together with the applicable Prospectus, which may be obtained free of charge by writing the Fund c/o DST Asset Manager Solutions, Inc, Attn: The Alger Funds, P.O. Box 219432, Kansas City, MO 64121-9432, or by calling (800) 992-3863, or at the Fund’s website at http://www.alger.com.

Investment Strategies and Policies

Certain Securities and Investment Techniques
The Prospectuses discuss the investment objectives of each Fund and the principal investment strategies to be employed to achieve those objectives. The principal risks related to each Fund’s principal investment strategies are also noted in the Prospectuses. This section of the SAI contains supplemental information concerning all types of securities and other instruments in which a Fund may invest, the investment policies and portfolio strategies that the Fund may utilize (i.e., both principal and non-principal investment strategies) and certain risks attendant to those investments, policies and strategies (i.e., both principal and non-principal risks of investing in the Fund).
All of the Funds seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic or, in the case of International Focus Fund, foreign stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.
In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of net assets, in the case of Growth & Income Fund) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.
The investment strategies of Fred Alger Management, Inc. (“Alger Management” or the “Manager”) utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds’ portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by other stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, having improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the portfolio’s overall objectives. The Funds portfolio turnover rates may vary significantly from year to year as a result of the Funds investment process.
There is no guarantee that a Fund’s investment objective will be achieved.
The Funds will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.
A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Fund’s securities, with obligations with less than one year to maturity excluded.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Temporary Defensive Investments
When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:
•	high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;
•	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);
•	short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and
•	repurchase agreements.
Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate fluctuation than longer-term debt securities.
Convertible Securities
Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.
U.S. Government Obligations
Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
U.S. Government Agency Securities
These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Federal Farm Credit System, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations
These are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.
The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.
Foreign Bank Obligations
Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards.
Short-Term Corporate Debt Securities
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.
Commercial Paper
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.
Variable Rate Master Demand Notes
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Repurchase Agreements
Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks, dealers and clearing corporations with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.
Firm Commitment Agreements and When-Issued Purchases
Firm commitment agreements and “when-issued” purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.
Warrants and Rights
Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a specified amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.
Restricted and Illiquid Securities
Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Fund to bear the expense of registration.
A Fund will not invest more than 15% of its net assets (10% of net assets with respect to International Focus Fund) in “illiquid” investments, which include restricted securities, securities that the Manager reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.
Each Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In determining the liquidity of a Rule 144A security, the Manager will, using information obtained after reasonable inquiry, take into account relevant market, trading, and investment-specific considerations. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.
Short Sales
Each Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements. Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.

Lending of Fund Securities
Each Fund may lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Funds’ Board of Trustees must terminate the loan and regain the right to vote the securities.
A Fund bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.
Foreign Securities
 Each Fund may invest up to 20% of the value of its total assets in foreign securities, except that International Focus Fund may invest in foreign securities without limit. Foreign securities are securities issued by companies (i) that are organized under the laws of a foreign country; (ii) whose securities are primarily listed in a foreign country; or (iii) that have a majority of their assets, or derive more than 50% of their revenue or profits from business, investments, or sales, outside the United States. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.
The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.
These securities will generally be purchased through “sponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Foreign Debt Securities
The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.
The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.
Derivative Transactions
Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by a Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.
If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.
The Fund’s Manager has claimed exclusion from the definition of a commodity pool operator under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator.
Options
Each Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Funds may only buy or sell options that are listed on a national securities exchange.
A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.
A Fund will not sell options that are not covered. A call option written by a Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option is “covered” if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if a Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

A Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.
An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.
In addition to options on securities, the Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.
Price movements in a Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.
Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.
Stock Index Futures and Options on Stock Index Futures
(All Funds except International Focus Fund)
If a Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.
A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, a Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.
An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.
A Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.
A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
Synthetic Convertible Instruments
A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Borrowing
All of the Funds may borrow from banks for temporary or emergency purposes. In addition, Capital Appreciation Fund, SMid Cap Focus Fund, Small Cap Focus Fund, Health Sciences Fund, Alger 25, and Alger 35 may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. A Fund is required to maintain continuous asset coverage of 300% of its borrowings. Maintaining asset coverage of 300% means that the Fund’s liabilities may comprise up to a third of its assets. For example, if a Fund had $100 in total assets, and the Fund borrowed $50, the Fund’s total assets would be $150, and its liabilities would be $50. The Fund would have 300% asset coverage. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Interfund Loans
The SEC has granted an exemption permitting the funds advised by Alger Management to participate in an interfund lending program. This program allows the funds to borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The ability of the fund to lend cash to or borrow cash from other funds is subject to certain other terms and conditions. The Trust’s Board of Trustees is responsible for overseeing the Trust’s participation in the interfund lending program.
Exchange-Traded Funds
(Capital Appreciation Fund, Mid Cap Growth Fund, SMid Cap Focus Fund, Small Cap Growth Fund, Small Cap Focus Fund, Health Sciences Fund,  Growth & Income Fund, Alger 25 Fund, and Alger 35 Fund)
To the extent otherwise consistent with their investment policies and applicable law, these Funds may invest in “exchange-traded funds” (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in these Funds’ investment strategies. ETFs are listed on exchanges and trade in the secondary market on a per-share basis.
The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs held by a Fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. When a Fund invests in an ETF, in addition to the investment advisory fee the investor pays to the Fund, the Fund pays a management fee with respect to the assets invested in the ETF.
Master Limited Partnerships
Each Fund may invest in Master Limited Partnerships (“MLP”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the partnership’s operations and management. The Funds may purchase publicly traded common units issued to limited partners of MLPs. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders. The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP. Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume. MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.
Venture Capital and Private Equity Investments
A Fund may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, the Fund may invest in venture capital or private equity funds, direct private equity investments and other investments that Alger Management determines to have limited liquidity (“Special Investment Opportunities”). There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, a Fund that holds such positions may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in Special Investment Opportunities may cause a Fund to be less liquid than would otherwise be the case.
Cyber Security Risk
With the increasing use of the internet and technology in connection with Fund operations, the Funds and their service providers are susceptible to greater operational and information security risks through breaches of cyber security. Cyber security breaches include stealing or corrupting data maintained online or digitally, “denial of service” attacks on websites, the unauthorized monitoring, misuse, loss, destruction or corruption of confidential information, unauthorized access to systems, compromises to networks or devices that the Funds and their service providers use to service Fund operations, and operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber security breaches affecting a Fund or any of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in financial losses or the inability of Fund shareholders to transact business. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management programs designed to mitigate or prevent the risk of cyber security breaches. Such costs may be ongoing because threats of cyber attacks are constantly evolving. Issuers of securities in which the Funds invest are also subject to similar cyber security risks, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such companies to lose value. There can be no assurance that the Funds or their service providers, or the issuers of the securities in which the Funds invest, will not suffer losses relating to cyber security breaches in the future.
Investment Restrictions
The investment restrictions numbered 1 through 8 below have been adopted by the Trust with respect to each of the Funds other than International Focus Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the “Act”), a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. Other than International Focus Fund, each of the Funds’ investment objectives is a non-fundamental policy, which may be changed by the Board of Trustees at any time. For each Fund:
1.     Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1⁄3% of the value of the Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.
2.     Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
3.     Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.
4.     Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.
5.     Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
6.     Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
7.    All Funds except Health Sciences Fund and Small Cap Focus Fund:
Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.
Health Sciences Fund:
Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC; and provided that the Fund will invest in the securities of issuers in the health sciences sector, and the group of industries that make up the health sciences sector, without limit, as contemplated by its investment strategy.

Small Cap Focus Fund:
Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC, and provided that the Fund will invest at least 25% of its total assets in technology companies focused in the fields of medicine and information. For this purpose, technology companies are defined as companies engaged in the following industries: information technology services; biotechnology; health care technology; communications equipment; electronic equipment, instruments and components; health care equipment and supplies; internet software and services; life sciences tools and services; software; health care providers and services; technology hardware, storage and peripherals; pharmaceuticals; and semiconductors and semiconductor equipment.
8.     Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not (a) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction applies only with respect to 75% of the Fund’s total assets).
The investment policies adopted by the Trust prohibit International Focus Fund, except as otherwise noted, from:
1.     Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of the Fund’s total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Fund’s total assets may be invested without regard to this limitation.
2.     Purchasing more than 10 percent of the outstanding voting securities of any one issuer or more than 10 percent of the outstanding voting securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.
3.     Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities “short against the box.”
4.     Borrowing money, except that the Fund may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed five percent of the value of the Fund’s total assets, the Fund will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Fund will maintain asset coverage of not less than 300 percent with respect to all borrowings.
5.     Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Fund’s total assets. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.
6.    Issuing senior securities, except in connection with borrowings permitted under restriction 4.
7.     Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act by virtue of disposing of portfolio securities.
8.    Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.
9.     Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10.     Purchasing any securities that would cause more than 25 percent of the value of the Fund’s total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.
11.     Investing in commodities.
12.     Investing more than 10 percent of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.
13.     Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.
Except in the case of the percentage limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Funds’ other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction. With respect to the percentage limitation set forth in Investment Restriction No. 1, however, if borrowings exceed 33 1⁄3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.
Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.
Transactions in equity securities are in most cases effected on U. S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.
In Alger Management’s view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation. As a result, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management’s philosophy to pursue the Funds investment objectives by managing these Funds actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Fund’s brokerage and custodial expenses. To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that Fund portfolio transactions will generally be executed through Fred Alger & Company, Incorporated (“Alger Inc.” or the “Distributor”), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.
In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. Alger Management’s fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds. The commissions paid to Alger Inc. during the fiscal years ended October 31, 2016, 2017, and 2018 are listed in the table below. Neither Alger Inc. nor its affiliates engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.
	Broker Commissions Paid for 2016
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger Inc.	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transactions Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation Fund	$2,750,736	$708,048	26%	23%	$ 904,504,383	$ 584,409
International Focus Fund	904,944	6,171	1%	1%	42,656,794	27,320
Mid Cap Growth Fund	256,505	35,002	14%	13%	85,739,168	74,486
SMid Cap Focus Fund	1,072,694	180,340	17%	16%	258,761,584	271,184
Small Cap Growth Fund	183,144	22,242	12%	11%	32,375,605	45,247
Small Cap Focus Fund	255,742	15,981	6%	8%	48,199,732	48,847
Health Sciences Fund	264,758	29,465	11%	14%	57,578,986	51,272
Growth & Income Fund	12,337	2,391	19%	30%	3,831,059	3,248
	$5,700,860	$999,640	18%	19%	$1,433,647,311	$1,106,013

	Broker Commissions Paid for 2017
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger Inc.	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transactions Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation Fund	$1,746,757	$327,823	19%	19%	$1,336,050,327	$ 672,728
International Focus Fund	779,647	5,148	1%	3%	19,480,200	7,621
Mid Cap Growth Fund	309,979	63,450	20%	22%	134,491,434	93,936
SMid Cap Focus Fund	432,994	52,035	12%	8%	92,551,673	84,645
Small Cap Growth Fund	84,006	7,174	9%	9%	17,556,460	22,104
Small Cap Focus Fund	504,226	79,795	16%	11%	163,743,692	143,111
Health Sciences Fund	196,475	20,576	10%	15%	75,113,328	57,066
Growth & Income Fund	10,486	4,573	44%	39%	4,763,504	3,487
	$4,064,570	$560,574	14%	16%	$1,843,750,618	$1,084,698

	Broker Commissions Paid for 2018
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount Paid to Alger Inc.	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transactions Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation Fund	$1,557,215	$312,811	20%	20%	$1,388,199,825	$ 582,178
International Focus Fund	1,134,389	15,950	1%	3%	10,493,010	3,777
Mid Cap Growth Fund	272,256	46,027	17%	14%	148,692,852	83,585
SMid Cap Focus Fund	378,131	-	0%	0%	225,334,696	154,625
Small Cap Growth Fund	93,495	18,353	20%	19%	29,500,066	29,440
Small Cap Focus Fund	1,276,244	91,738	7%	6%	390,748,565	358,106
Health Sciences Fund	197,702	8,120	4%	6%	59,396,162	37,355
Growth & Income Fund	19,069	3,213	17%	14%	13,500,096	7,250
Alger 25	5,266	452	9%	8%	1,211,299	415
Alger 35	5,314	39	1%	2%	321,620	73
	$4,939,081	$496,703	10%	14%	$2,267,398,191	$1,256,804
Alger 25 Fund began operations on December 28, 2017, and Alger 35 Fund began operations on March 29, 2018.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.
Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.
The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds fiscal quarter.
In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.
In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. This agreement must be approved by the Funds Chief Compliance Officer, President, Secretary or Assistant Secretary.
The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.
In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund portfolio versus an index (such as P/E (or price to book) ratio), EPS forecasts, alpha, beta, capture ratio, standard deviation, Sharpe ratio, information ratio, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.
The Trust provides its portfolio holdings on a daily basis, with no lag, to each of Abel Noser, Bloomberg, Factset, Lipper, Standard & Poor’s, Thomson Reuters, and Zacks Research. The Trust has ongoing arrangements to provide its portfolio holdings to Callan Associates, Fascet, ICE Data Services, InsiderScore, Mercer Investment Consulting, Oppenheimer, RBC Capital Markets, Renaissance Macro, Seismic, Synergy Capital Management, and Wilshire. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders. Alger Management also manages accounts for individuals and institutions. Holders of these accounts may own many of the same securities as a Fund, and therefore may be generally aware of the portfolio holdings of a Fund.
Net Asset Value

The price of one share of a class is based on its “net asset value.” The net asset value is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. The net asset value of a share of a given class may differ from that of one or more other classes of the Fund. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open.
Purchases of shares will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.
The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
The assets of the Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at a price within the bid and asked price or the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued may be used. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees.
Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of these markets (generally foreign markets) and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.
The valuation of money market instruments with maturities of 60 days or less held by the Funds is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.
Classes of Shares

The classes of shares offered by each Fund are listed on the cover page of this Statement of Additional Information. Class I, Class P, Class Y and Class Z Shares are generally offered only to institutional investors and Class P-2 Shares are available for purchase by intermediaries permitted, by contract with the Distributor, to offer shares. Class A Shares are generally subject to a front-end load, and Class B and Class C Shares are generally subject to a contingent deferred sales charge (“CDSC”). Class I, Class P, Class P-2, Class Y and Class Z Shares are not subject to a sales charge of any kind. Each of these classes of Shares other than Class P, Class Y and Class Z Shares is subject to distribution and/or service fees. Class P-2 Shares are subject to shareholder service fees of 0.08%.
From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge on Class A Shares. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act.
Current total return figures may be obtained by calling Alger Funds at (800) 992-3863 or on the Funds’ website at www.alger.com.
Conversion of Class B Shares
Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the order to purchase was accepted and will thereafter not be subject to the original class’s distribution and/or service fees. The conversion will be completed on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and reinvested capital gains will also be converted into Class A Shares.
Conversion of Class C Shares
Class C shares will automatically convert to Class A shares on the on the fifth business day of the month following the tenth anniversary of the purchase date and will thereafter be subject to the lower Class A distribution and/or service fees. The conversion will be calculated based on the NAV per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of Class C shares representing reinvested dividends distributions will also be converted into Class A shares.
Shareholders who purchased Class C shares through certain Financial Intermediaries, group retirement plan recordkeeping platforms or whose shares are held in an omnibus account may not be eligible to participate in such Class C share conversions. Contact your Financial Intermediary or Plan recordkeeper for eligibility information.
Purchases

Shares of the Funds are offered continuously by the Trust and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the “Distribution Agreement”). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders.
The Funds do not accept cash or cash equivalents for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.
Orders received by the Trust’s transfer agent or other designated intermediary are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Fund are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See “Net Asset Value.” All orders for the purchase of shares are subject to acceptance or rejection by the Trust. Payment for redemptions will be made by the Trust’s transfer agent on behalf of the Trust and the relevant Funds within seven days after the request is received.
Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund’s securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.
Confirmations and Account Statements
All of your transactions through the Transfer Agent, DST Asset Manager Solutions, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.
Shareholder Servicing Plan
In connection with the shareholder servicing activities of Alger Inc. in respect of the Alger 25 Fund and Alger 35 Fund’s Class P-2 Shares, the Trust has adopted shareholder servicing plans (each a “ Shareholder Servicing Plan”) on behalf of each Fund. Each Shareholder Servicing Plan authorizes the Trust to pay Alger Inc., on behalf of Alger 25 Fund and Alger 35 Fund, a shareholder servicing fee computed at an annual rate of up to 0.08% of the average daily net assets allocable to the Class P-2 Shares, as the case may be, of each Fund, and such fee shall be charged only to that class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of Alger 25 Fund and Alger 35 Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.
Alger Inc. has acknowledged that payments under the Shareholder Servicing Plan is subject to the approval of the Board of Trustees and that no Fund is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year. Under its terms, the Shareholder Servicing Plan remains in effect from year to year, provided such continuation is approved in each case annually by vote of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan (“Independent Trustees”). The Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Shareholder Servicing Plan must be approved by the Trustees in the manner described above. The Shareholder Servicing Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the class of shares of any Fund to which a Shareholder Servicing Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than 30 days’ written notice to any other party to the Shareholder Servicing Plan. If a Shareholder Servicing Plan is terminated, or not renewed with respect to any one or more Funds, it may continue in effect with respect to the class of shares of any Fund as to which it has not been terminated, or has been renewed. Alger Inc. provides to the Board of Trustees quarterly reports of amounts expended under the Shareholder Servicing Plan and the purpose for which such expenditures were made.
Distribution Plans
As stated in the Prospectus, in connection with the distribution and shareholder servicing activities of Alger Inc. in respect of the Funds’ Class A, B, C and I Shares, respectively, the Trust has adopted plans (each a “Plan”) pursuant to Rule 12b-1 under the Act. Under the Class B and C Plans, a portion of the distribution fee paid to Alger Inc. by the Trust under a Plan, sometimes described as an “asset-based sales charge,” allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class B or C shares of the Funds. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4% of the amount invested in Class B Shares and up to 1% of the amount invested in Class C Shares, and pays the asset-based sales charge as an ongoing commission to dealers on Class C Shares that have been outstanding for more than a year. For Class B Shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc. Shareholders of each share class of each Fund adopted a Plan, or approved an amendment to their classes’ Plan, between January and September of 2007, or when the class commenced operations, if later.
Each Plan authorizes the Trust to pay Alger Inc., on behalf of each Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class A, Class B, Class C and Class I Shares, as the case may be, of the Fund, and such fee shall be charged only to that class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.
Pursuant to the Plan for Class C Shares, each Fund pays an annual fee of 1.00% of its Class C Shares’ average daily net assets to Alger Inc. In addition to the 0.25% shareholder servicing fee, Alger Inc. is paid a 0.75% fee for providing distribution services including, but not limited to, organizing and conducting sales seminars, advertising programs, payment of finders’ fees, printing of prospectuses and SAIs and reports for potential investors, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based charges or as payments of commissions, and the costs of administering the Plan.
During the fiscal year ended October 31, 2018, the Funds paid Alger Inc. for distribution services under the provisions of the respective Class Plans, as follows:
Fund	Class A	Class C	Class I
Alger Capital Appreciation Fund	$3,547,978	$2,908,266	$ —
Alger International Focus Fund	$ 294,952	$ 90,009	$ 5,252
Alger Mid Cap Growth Fund	$ 358,247	$ 138,476	$ —
Alger SMid Cap Focus Fund	$ 248,567	$ 378,136	$ 73,845
Alger Small Cap Growth Fund	$ 280,939	$ 81,730	$ —
Alger Small Cap Focus Fund	$ 383,378	$ 850,999	$497,170
Alger Health Sciences Fund	$ 266,329	$ 273,158	$ —
Alger Growth & Income Fund	$ 178,702	$ 206,944	$ —

The Class B Plan is a “reimbursement” plan under which Alger Inc. is reimbursed for its actual distribution expenses up to 0.75% of each Fund’s Class B shares average daily net assets. In addition, each Fund’s Class B Shares may pay Alger Inc. a fee of up to 0.25% of their average daily net assets for the provision of shareholder services. Any CDSCs on Class B Shares received by Alger Inc. will reduce the amount to be reimbursed under the Plan. Under this Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 2018, the following approximate amounts were carried forward under the Class B Plan:
Fund	Carryforward Amounts
Capital Appreciation Fund	$22,980,295
International Focus Fund	17,101,784
Mid Cap Growth Fund	11,096,096
Small Cap Growth Fund	17,436,901
During the fiscal year ended October 31, 2018, the Funds reimbursed Alger Inc. for distribution services under the provisions of the Class B Plan, as follows:
Fund	Class B
Alger Capital Appreciation Fund	$127,719
Alger International Focus Fund	$214,496
Alger Mid Cap Growth Fund	$175,083
Alger Small Cap Growth Fund	$ 54,300
Reimbursable distribution expenses covered under the Class B Plan may include payments made to and expenses of persons who are engaged in, or provide support services in connection with, the distribution of the class’s shares, such as answering routine telephone inquiries for prospective shareholders; compensation in the form of sales concessions and continuing compensation paid to securities dealers whose customers hold shares of the class; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the class; costs involved in preparing, printing and distributing sales literature for the class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the class that the Fund deems advisable.
Historically, distribution expenses incurred by Alger Inc. have exceeded the Class B assets available for reimbursement under the Plan; it is possible that in the future the converse may be true. Distribution expenses incurred in a year in respect of Class B Shares of a Fund in excess of CDSCs received by Alger Inc. relating to redemptions of shares of the class during that year and the applicable percent of the class’s average daily net assets may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the applicable Fund’s Class B Shares on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Fund’s statement of operations for the year in which the amounts become accounting liabilities, which is anticipated to be the year in which these amounts are actually paid. Although the Trust’s Board of Trustees may change this policy, it is currently anticipated that payments under the Plan in a year will be applied first to distribution expenses incurred in that year and then, up to the maximum amount permitted under the Plan, to previously incurred but unreimbursed expenses carried forward plus interest thereon.
Alger Inc. has acknowledged that payments under the Plans are subject to the approval of the Board of Trustees and that no Fund is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.
Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (“Independent Trustees”). A Plan may not be

amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the class of shares of any Fund to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than 30 days’ written notice to any other party to the Plan. If a Plan is terminated, or not renewed with respect to any one or more Funds, it may continue in effect with respect to the class of shares of any Fund as to which it has not been terminated, or has been renewed. Alger Inc. provides to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made.
Alger Inc.’s selling expenses during the fiscal year ended October 31, 2018 were as follows:
The Alger Funds — Class A Shares
	Capital Appreciation Fund	International Focus Fund	Mid Cap Growth Fund	SMid Cap Focus Fund	Small Cap Growth Fund	Small Cap Focus Fund	Health Sciences Fund	Growth & Income Fund	Total
Advertising & Promotion	$ 56,255	$ 4,420	$ 5,217	$ 5,210	$ 4,091	$ 6,898	$ 4,014	$ 2,648	$ 88,753
Compensation to Dealers	3,437,004	304,475	337,055	210,256	208,724	366,451	240,092	164,167	5,268,224
Compensation to Sales Personnel	376,148	29,500	35,360	24,961	27,857	42,502	28,683	17,954	582,965
Printing	24,740	1,959	2,234	2,251	1,719	2,539	1,689	1,158	38,289
Total Selling Expenses	$3,894,147	$340,354	$379,866	$242,678	$242,391	$418,390	$274,478	$185,927	$5,978,231
The Alger Funds — Class B Shares
	Capital Appreciation Fund	International Focus Fund	Mid Cap Growth Fund	Small Cap Growth Fund	Total
Advertising & Promotion	$ 451	$ 760	$ 645	$ 196	$ 2,052
Compensation to Dealers	43,772	173,249	46,760	16,723	280,504
Compensation to Sales Personnel	3,132	5,162	4,246	1,333	13,873
Interest	754,474	560,317	365,517	572,063	2,252,371
Printing	200	332	282	83	897
Total Selling Expenses	$802,029	$739,820	$417,450	$590,398	$2,549,697
The Alger Funds — Class C Shares
	Capital Appreciation Fund	International Focus Fund	Mid Cap Growth Fund	SMid Cap Focus Fund	Small Cap Growth Fund	Small Cap Focus Fund	Health Sciences Fund	Growth & Income Fund	Total
Advertising & Promotion	$ 12,288	$ 410	$ 576	$ 1,614	$ 335	$ 4,413	$ 1,572	$ 800	$ 22,008
Compensation to Dealers	2,868,985	93,712	142,253	353,195	84,155	781,281	298,596	211,622	4,833,799
Compensation to Sales Personnel	83,933	2,677	4,318	10,072	2,333	26,415	9,276	5,662	144,686
Printing	5,391	185	250	668	140	1,762	691	356	9,443
Total Selling Expenses	$2,970,597	$96,984	$147,397	$365,549	$86,963	$813,871	$310,135	$218,440	$5,009,936
The Alger Funds — Class I Shares
	International Focus Fund	SMid Cap Focus Fund	Small Cap Focus Fund	Total
Advertising & Promotion	$ 313	$ 1,565	$ 8,600	$ 10,478
Compensation to Dealers	10,207	64,081	375,167	449,455
Compensation to Sales Personnel	2,955	7,718	53,522	64,195
Printing	147	671	3,315	4,133
Total Selling Expenses	$13,622	$74,035	$440,604	$528,261

Expenses of the Funds
Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class A, Class B, Class C, and Class I Shares of each Fund may pay Alger Inc. for expenses incurred in distributing shares of that class and Class A, Class B, Class C, Class I, and Class P-2 shares of each such Fund may compensate Alger Inc. for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Fund or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be paid by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.
Purchases Through Processing Organizations
You can purchase and redeem shares through a “Processing Organization,” which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Trust may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on a Fund’s behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.
When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Funds for shareholders who invest through a Processing Organization will generally be set by the Processing Organization. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.
TelePurchase Privilege (Class A, B and C)
The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase request from the shareholder to purchase shares. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.
Automatic Investment Plan (Class A, B and C)
While there is no charge to shareholders for this service, a fee will be deducted from a shareholder’s Fund account in the case of insufficient funds. A shareholder’s Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Transfers from your bank account to a Trust-sponsored retirement account are considered current-year contributions. If the day of the month you select falls on a weekend or a NYSE holiday, the purchase will be made on the next business day. Class A Share purchases will remain subject to the initial sales charge.
Right of Accumulation (Class A)
Class A Shares of a Fund may be purchased by “any person” (which includes an individual, his or her spouse or domestic partner and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A, Class B, and/or Class C Shares of The Alger Family of Funds then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent (Class A)
A Letter of Intent (“LOI”) contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced Class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the “Purchase Amount” as referred to in the sales charge table in the Prospectus includes purchases by “any person” (as defined above) of all Class A, Class B, and/or Class C Shares of The Alger Family of Funds over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.
Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.
The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment in Class A Shares made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.
Redemptions

The right of redemption of shares of a Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund’s investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.
No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Telephone Redemptions
You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares issued in certificate form are not eligible for this service.
Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.
The Trust, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.
Redemptions in Kind
Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities for the purposes of making in-kind redemptions will be the same as the method the Fund generally uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined. If the Fund pays large redemptions in cash, these transactions may increase the Fund’s transaction costs and detract from the Fund’s performance. Large purchases pose similar risks.
Contingent Deferred Sales Charge (Class A, B and C)
With respect to Class B Shares, there is no initial sales charge on purchases of shares of any Fund, but a CDSC may be charged on certain redemptions. The CDSC is imposed on any redemption that causes the current value of your account in the Class B shares of the Fund to fall below the amount of purchase payments made during a six-year holding period.
Certain Class A Shares also are subject to a CDSC. Those Class A Shares (as well as when combined with all other Class A Shares of The Alger Family of Funds) purchased in an amount of $1 million or more which have not been subject to the class’s initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.
Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase.
For purposes of the CDSC, it is assumed that the shares of the Fund from which the redemption is made are the shares of that Fund which result in the lowest charge, if any.
Redemptions of shares of each of the Funds are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) amounts that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains.
Waivers of Sales Charges (Class A, B and C)
No initial sales charge is imposed on purchases of Class A Shares, and no CDSC is imposed on redemptions of Class A, B and C Shares by:
•	employees of the Distributor and its affiliates,
•	Individual Retirement Accounts (“IRAs”), Keogh Plans and employee benefit plans for those employees and
•	spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees;
•	accounts managed by the Manager,
•	employees, participants and beneficiaries of those accounts,
•	IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and
•	spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries;
•	directors or trustees of any investment company for which the Distributor or any of its affiliates serves as investment adviser or distributor;
•	employee benefit or retirement plans or charitable accounts, including, but not limited to, Individual Retirement Accounts, Keogh Plans, 401(k) plans, profit-sharing pension plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed;
•	an investment company registered under the Investment Company Act of 1940, as amended, in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction;
•	registered investment advisers for their own accounts;

•	certain registered investment advisers, banks, trust companies and other financial institutions (including broker-dealers) that have an agreement in place with the Distributor (see Appendix A — Waivers and Discounts Available from Intermediaries in the Prospectus for a list of such entities), as long as the orders for the shares were placed on behalf of their clients;
•	certain financial intermediaries offering self-directed investment brokerage accounts that have an agreement in place with the Distributor (see Appendix A — Waivers and Discounts Available from Intermediaries in the Prospectus for a list of such entities);
•	a financial institution as shareholder of record on behalf of:
•	investment advisers or financial planners trading for their own accounts or the accounts of their clients, and who charge a separate fee for their services, and
•	clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution;
•	a financial institution as shareholder of record on behalf of retirement and deferred compensation plans and trusts used to fund those plans;
•	registered representatives of broker-dealers that have an agreement in place with the Distributor, for their own accounts and their spouses, children, siblings and parents;
•	children or spouses of individuals who died in the terrorist attacks of September 11, 2001 made directly at the Fund;
•	shareholders of Alger Global Focus Fund as of January 21, 2005 purchasing Class A Shares directly from the Fund for their existing accounts; and
•	shareholders of Class N Shares as of September 23, 2008 purchasing Class A Shares of the Alger Family of Funds when those purchases are made directly from the Fund.
Investors purchasing Class A Shares who may be entitled to one of the foregoing waivers should consult with their financial advisers as to their eligibility, and are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. The Distributor has no information regarding the nature of the underlying shareholders in an omnibus account (in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators) it cannot aid in the substantiation of any such claims for waivers. Information regarding these procedures is available by contacting the Funds at (800) 992-3863.
Certain Waivers of the Contingent Deferred Sales Charge (Class A, B and C)
Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived with respect to (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70½); (ii) required distributions from an Individual Retirement Account (“IRA”) following the attainment of age 70½ or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70½; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.
Shareholders claiming a waiver must assert their status at the time of redemption.

Systematic Withdrawal Plan (Class A, B and C)
A systematic withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares of a Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder’s shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.
Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with the Transfer Agent, as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund involved. For additional information regarding the Withdrawal Plan, contact the Funds.
Signature Guarantees
The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).
Exchanges and Conversions

Except as noted below, shareholders may exchange some or all of their Fund shares for shares of the same class of another fund in The Alger Family of Funds. One class of shares may not be exchanged for another class of shares, except that in limited circumstances certain accounts will be permitted an exchange from one class to another, including, but not limited to, from Class A Shares to Class I or Class Z Shares, or from Class C Shares to Class A, Class I, or Class Z Shares. Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. For example, a purchase of Capital Appreciation Fund Class A Shares and subsequent exchange to Class A Shares of any other Fund would not result in the imposition of an initial sales charge at the time of exchange. No CDSC is assessed in connection with exchanges of the same class; however, the original CDSC holding period will carry over to the acquired shares.
An exchange from one Fund to another Fund is generally a taxable event, and may generate capital gains or losses for federal income tax purposes. The exchange of shares of one class of a Fund into shares of another class of the same Fund, however, is generally not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. Shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences of an exchange.
For purposes of calculating the eight-year holding periods for automatic conversion of Class B Shares to Class A Shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased.
You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Funds of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares.
The Trust reserves the right to terminate or modify the exchange privilege upon notice to shareholders.
Management

Trustees and Officers of the Trust
The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each Fund’s financial statements and the independent audit thereof. The members of the Audit Committee are Stephen E. O’Neil, Nathan E. Saint-Amand and Charles F. Baird, Jr. The Audit Committee met five times during the Fund’s last fiscal year. The function of the Nominating Committee is, among other things, to select and nominate all candidates for election as Trustees who are not “interested persons” of the Trust (as defined in the Act) (“Independent Trustees”) to the Trust’s Board. The Nominating Committee, which met twice during the Trust’s last fiscal year, is composed of all Independent Trustees.
While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing to the Secretary of the Fund, c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, New York 10010. Any submission should include the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Trust (as defined in the Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of Trustees of a registered investment company in an election contest pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws.
Board’s Oversight Role in Management
The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of three Independent Trustees) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Upon applicable compliance dates of Rule 22e-4 of the Act, the Board will be required to approve a liquidity risk management program, which provides the framework for evaluating the liquidity of the Funds' investments. The Board will also be required to approve the designation of person(s) designated to administer such program, and review, no less frequently than annually, a written report prepared by the person(s) designated to administer the program that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.
Board Composition and Leadership Structure
The Act requires that at least 40% of a fund’s Trustees not be “interested persons” (as defined in the Act) of the fund and as such not be affiliated with the Manager. To rely on certain exemptive rules under the Act, a majority of a fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 83% of the Trust’s Trustees, including the Chairman of the Board, are Independent Trustees. The Chairman of the Board chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Trust and potential conflicts of interest that could arise from this relationship.
Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.
Name (Age) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):
Hilary M. Alger (57)	Trustee since 2003	Fundraising Consultant, Schultz & Williams; Trustee, Pennsylvania Ballet; Trustee, Target Margin Theater; Non-profit fund raising consultant at Schultz & Williams; School Committee Member at Germantown Friends School.	26	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:
Charles F. Baird, Jr. (65)	Trustee since 2000	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp.	26
Roger P. Cheever (73)	Trustee since 2000	Associate Vice President for Principal Gifts at Harvard University since 2008.	26	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (86)	Trustee since 1986	Retired.	26
David Rosenberg (56)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	26
Nathan E. Saint-Amand M.D. (81)	Trustee since 1986	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	26

(1)	The address of each Trustee is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.
(2)	Ms. Alger is an “interested person” (as defined in the Act) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.
(3)	“Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.
Information About Each Trustee’s Experience, Qualifications, Attributes or Skills
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust’s or the Manager’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Each Trustee has been a Board member of the Trust and the Alger Fund Complex mutual funds since at least 2007. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.
•	Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2003), Ms. Alger has over 15 years experience in development for non- profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.
•	Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2000), and his service on the Audit Committee of the Trust, Mr. Baird has over 35 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.
•	Roger P. Cheever — Mr. Cheever has been the Chairman of the Board of all of the Alger Fund Complex mutual funds since 2007, and has been a Board member of some since 2000. Mr. Cheever has over 35 years of experience in the development and management of non-profit entities.
•	Stephen E. O’Neil — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1973), and his service as Chairman of the Audit Committee of the Trust, Mr. O’Neil has over 45 years experience as a lawyer and private investor.
•	David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds since 2007, Mr. Rosenberg has over 15 years of experience as a professor of business law.
•	Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1986), Dr. Saint-Amand has been a medical doctor for over 45 years and has served on the boards of several non-profit entities.

Officers of the Trust, with information regarding their positions with the Trust and principal occupations, are shown below.
Name, (Age), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers (2):
Hal Liebes (54) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger Inc., Chief Operating Officer and Secretary of Alger Associates, Inc., Director of Alger Management, Alger Inc., Analysts Resources, Inc., Alger SICAV, Alger Alternative Holdings, LLC, Alger International Holdings, Alger Management, Ltd., Alger Dynamic Return Offshore Fund, Alger Weatherbie Holdings, LLC, and Weatherbie Management, LLC, and Manager, Alger Partners Investors I, LLC, Alger Partners Investors KEIGF, Alger Group Holdings LLC, Alger Capital, LLC	2005
Tina Payne (44) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Christopher E. Ullman (34) Assistant Secretary	Associate Counsel of Alger Management since 2016. Formerly, Associate, Legal and Compliance, BlackRock from 2015 to 2016; Compliance Associate, Bridgewater Associates, from 2013 to 2014; and full-time student from 2010 to 2013.	2016
Michael D. Martins (53) Treasurer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (63) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (57) Assistant Treasurer	Vice President of Alger Management.	2007

(1)	The address of each officer is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.
No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer of the Trust. Effective January 1, 2018, each Independent Trustee receives a fee of $122,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings. Prior to January 1, 2019, each Independent Trustee received a fee of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
The Trustees and officers of the Trust are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals’ economic interests with the Trust.
The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2018. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2018.
Compensation Table
Name of Person	Aggregate Compensation from The Alger Funds	Total Compensation Paid to Trustee from The Alger Fund Complex
Charles F. Baird, Jr	$36,631	$122,000
Roger P. Cheever	$42,124	$140,250
Stephen E. O’Neil	$36,631	$122,000
David Rosenberg	$32,975	$111,250
Nathan E. Saint-Amand	$36,631	$122,000

The following table shows each current Trustee’s beneficial ownership as of December 31, 2018, by dollar range, of equity securities of the Funds and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.
None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.
Equity Securities of Each Fund
Name of Trustee	Capital Appreciation	International Focus	Mid Cap Growth	SMid Cap Focus	Small Cap Growth	Small Cap Focus	Health Sciences	Growth & Income	Alger 25	Alger 35	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustee:
Hilary M. Alger	A	A	A	A	E	A	A	A	A	A	E
Independent Trustees:
Charles F. Baird, Jr.	A	A	A	A	A	A	A	A	A	A	A
Roger P. Cheever	A	A	A	A	A	A	A	E	A	A	E
Stephen E. O’Neil	A	A	A	A	A	A	A	A	A	A	D
David Rosenberg	A	A	A	A	A	A	A	C	A	A	C
Nathan E. Saint-Amand	A	A	A	A	A	A	A	A	A	A	E
Investment Manager
Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2018, had approximately $23.1 billion in assets under management ($15.9 billion in mutual fund assets under management as well as $7.2 billion in other assets under management). Alger Management is indirectly owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, are controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own in the aggregate in excess of 99% of the voting rights of Alger Associates.
Alger Management serves as investment adviser to the Funds pursuant to a written agreement between the Trust, on behalf of the Funds, and Alger Management (the “Advisory Agreement”), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Funds, placing orders to purchase and sell securities on behalf of the Funds, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as each Fund’s broker in effecting most of the Fund’s transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Funds. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.
As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the applicable Fund: Alger Capital Appreciation Fund — .81% for assets up to $2 billion, .65% for assets between $2 billion and $3 billion, .60% for assets between $3 billion and $4 billion, .55% for assets between $4 billion and $5 billion, and .45% for assets in excess of $5 billion; Alger International Focus Fund — .71% for assets up to $1 billion and .60% for assets in excess of $1 billion; Alger Mid Cap Growth Fund — .76% for assets up to $1 billion and .70% for assets in excess of $1 billion; Alger SMid Cap Focus Fund and Alger Small Cap Growth Fund — .81% for assets up to $1 billion and .75% for assets in excess of $1 billion; Alger Small Cap Focus Fund — .75%; Alger Health Sciences Fund — .55%; and Alger Growth & Income Fund — .50%. Management fee information for Alger 25 Fund and Alger 35 Fund is provided below.
The Manager has made contractual commitments to certain of the Funds to waive its fee and/or reimburse such Funds for expenses to the extent necessary to maintain those Funds’ total annual operating expenses at or below certain levels. The limitations do not apply to acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses. Each agreement runs through February 28, 2021. Such waiver/reimbursement arrangements are as follows: Alger International Focus Fund Class I shares – 1.10%; Alger International Focus Fund Class Z shares 0.89%; Alger Mid Cap Growth Fund Class Z shares – 1.05%; Alger SMid Cap Focus Fund Class Y Shares – 0.87%; Alger SMid Cap Focus Fund Class Z Shares – 0.99%; Alger Small Cap Growth Fund Class Z Shares – 0.99%; Alger Small Cap Focus Fund Class Y Shares – 0.85%; Alger Health Sciences Fund Class Z Shares – 0.75%; Alger Growth & Income Fund Class Z Shares – 0.69%.
Additionally, with respect to both Alger 25 Fund and Alger 35 Fund, the Manager has agreed to limit expenses other than the advisory fee to 0.10% with respect to Class P shares, and has agreed to limit expenses other than the advisory fee, sub-transfer agency fees, and shareholder servicing fee to 0.10% with respect to class P-2 shares. Each of these limitations is anticipated to remain in effect for the life of each Fund.
Alger Management pays a sub-advisory fee to Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of the Manager, out of its own resources at no additional charge to the Alger SMid Cap Focus Fund. Alger Management pays Weatherbie 70% of the advisory fee received by Alger Management from SMid Cap Focus Fund, net of any waivers. During the fiscal years ending October 31, 2017 and 2018 Alger Management paid Weatherbie $617,040 and $1,512,501, respectively, under the terms of the Sub-Advisory Agreement in respect of SMid Cap Focus Fund. Weatherbie began sub-advising SMid Cap Focus Fund in 2017.
During the fiscal years ended October 31, 2016, 2017, and 2018*, respectively, Alger Management earned under the terms of the Advisory Agreement, approximately:
Fund	2018	2017	2016
Alger Capital Appreciation Fund	$22,426,722	$20,171,826	$19,329,676
Alger International Focus Fund	$ 1,197,552	$ 1,226,191	$ 1,436,496
Alger Mid Cap Growth Fund	$ 1,443,044	$ 1,305,514	$ 1,263,291
Alger SMid Cap Focus Fund	$ 2,180,523	$ 1,328,138	$ 2,300,528
Alger Small Cap Growth Fund	$ 1,121,365	$ 1,064,498	$ 1,071,912
Alger Small Cap Focus Fund	$ 8,833,781	$ 2,793,505	$ 905,825
Alger Health Sciences Fund	$ 1,035,847	$ 1,057,279	$ 1,146,641
Alger Growth & Income Fund	$ 609,194	$ 639,301	$ 570,407
Alger 25 Fund	$ 60,030	$ —	$ —
Alger 35 Fund	$ 14,547	$ —	$ —

During the fiscal years ended October 31, 2016, 2017, and 2018, respectively, Alger Management waived and/or reimbursed the following Funds the respective amounts set forth in the table below, pursuant to contractual agreements to limit expenses that were substantially the same as those described above:
Fund	2018	2017	2016
Alger Capital Appreciation Fund	$ 0	$ 0	$ 0
Alger International Focus Fund	$ 23,382	$48,600	$69,450
Alger MidCap Growth Fund	$ 0	$ 2,110	$ 6,943
Alger SMid Cap Focus Fund	$ 13,524	$ 1,541	$ 0
Alger Small Cap Growth Fund	$ 15,731	$20,399	$13,131
Alger Small Cap Focus Fund	$ 0	$31,570	$85,664
Alger Health Sciences Fund	$ 24,509	$19,844	$12,617
Alger Growth & Income Fund	$ 14,193	$ 0	$ 0
Alger 25 Fund	$147,625	$ 0	$ 0
Alger 35 Fund	$ 99,846	$ 0	$ 0
Alger 25 Fund began operations on December 28, 2017, and Alger 35 Fund began operations on March 29, 2018.
Alger 25 Fund and Alger 35 Fund
In consideration of the services provided by Alger Management, the Alger 25 Fund and Alger 35 Fund (the “Performance Fee Funds”) will pay Alger Management a fee (“Management Fee”) that will be composed of a Base Fee (defined below) and a Performance Adjustment (defined below) to the Base Fee calculated for each Performance Period (defined below) based upon the investment performance of the class with the highest expenses, which is currently the Class P-2 Shares (“Measuring Class”) in relation to the investment record of a securities index (“Index”) over the same performance period.
Base Fee.    The base fee is calculated and accrued daily, at the annualized rate of 0.55% of Performance Fee Funds’ average daily net assets (“Base Fee”).
Performance Adjustment.    Alger Management’s compensation is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Measuring Class exceeds, or is exceeded by, the performance of the S&P 500 Index plus 2.50% (250 basis points) (“Index Hurdle”) over the Performance Period (as defined below).
The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts 0.001% (0.1 basis points) of Performance Fee Funds’ average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Measuring Class exceeds or lags the performance of the Index Hurdle for the period from the beginning of the Performance Period through the prior business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.25% (25 basis points) of Performance Fee Funds’ average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.50% percentage points (250 basis points) for the Performance Period.
For purposes of calculating the Performance Adjustment, the investment performance of the Measuring Class will be the sum of:
1.	the change in the Class’s net asset value (“NAV”) per share during the Performance Period; plus
2.	the value of the Class’s cash distributions per share accumulated to the end of the Performance Period; plus
3.	the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’s NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.
The investment record of the Index will be the sum of:
1.	the change in the level of the Index during the Performance Period; plus
2.	the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.
Performance Period.    The period over which performance is measured (“Performance Period”) is a 12-month period beginning on the first business day in the month of November through October 31 of the following year.
Payment of Fees.    Performance Fee Funds will pay Alger Management, on a monthly basis, the minimum fee rate of 0.30% on an annualized basis (Base Fee minus the maximum Performance Adjustment) applied to the average daily net assets of Performance Fee Funds for the month. At the end of the Performance Period, Performance Fee Funds will pay Alger Management the total Management Fee for the Performance Period, less the amount of any minimum fees paid during the Performance Period.
Measuring Class.    The Measuring Class of shares of the Performance Fee Funds will be the class with the highest expense ratio for the Performance Period. If the Board of Trustees determines that a different class of shares of the particular Performance Fee Fund is the most appropriate for use in calculating the Performance Adjustment, the Board may change the class of shares used as the Measuring Class without shareholder approval, unless shareholder approval of such change is otherwise required by applicable law. If a different class of shares (the “Replacement Measuring Class”) is substituted in calculating the Performance Adjustment, the use of the Replacement Measuring Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as the Replacement Measuring Class was outstanding at the beginning of such period. If the Replacement Measuring Class of shares was not outstanding for all of the Performance Period, the Replacement Measuring Class may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the Replacement Measuring Class was outstanding, and any previous portion of the Performance Period will be calculated using the Measuring Class.
A Performance Adjustment will not be based on whether the absolute performance of the Class P-2 Shares is positive or negative, but rather based on whether such performance exceeds or is exceeded by the performance of the Index Hurdle. The Performance Fee Funds could pay a Performance Adjustment for positive relative performance even if the Class P-2 Shares decrease in value, so long as that Fund’s performance exceeds that of the Index Hurdle. It is possible that, if you buy shares of Performance Fee Funds after the beginning of a Performance Period, you will bear a share of a Performance Adjustment payable by Performance Fee Funds based on performance that preceded your purchase and from which you therefore did not benefit.
Administrative Services
Pursuant to a separate administration agreement between the Trust, on behalf of the Funds, and Alger Management (the “Fund Administration Agreement”), Alger Management also provides administrative services to the Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Fund’s investment portfolio and the publication of the net asset value of each Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Funds, for a fee of 0.014% of the Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH provides accounting and bookkeeping services and calculation of the net asset value of the Funds’ shares.
During the fiscal years ended October 31, 2016, 2017, and 2018, respectively, Alger Management earned under the terms of the Fund Administration Agreement, approximately:
Fund	2018	2017	2016
Alger Capital Appreciation Fund	$814,090	$718,039	$682,409
Alger International Focus Fund	$ 46,384	$ 47,493	$ 55,639
Alger Mid Cap Growth Fund	$ 52,215	$ 47,239	$ 45,712
Alger SMid Cap Focus Fund	$ 74,030	$ 45,091	$ 78,104
Alger Small Cap Growth Fund	$ 38,071	$ 36,140	$ 36,392
Alger Small Cap Focus Fund	$323,905	$102,429	$ 33,213
Alger Health Sciences Fund	$ 48,453	$ 35,895	$ 38,930
Alger Growth & Income Fund	$ 32,575	$ 30,053	$ 26,814
Alger 25 Fund	$ 2,528	$ —	$ —
Alger 35 Fund	$ 1,324	$ —	$ —
Alger Management has also entered into a Shareholder Administrative Services Agreement with the Trust. The services provided and the fees paid pursuant to that agreement are discussed in the “Transfer Agent” section below.
Sub-Adviser
Alger Management has entered into a Sub-Advisory Agreement with Weatherbie, a wholly-owned subsidiary of Alger Associates and an affiliate of Alger Management. Weatherbie, subject to Alger Management’s supervision and approval, provides investment management of Alger SMid Cap Focus Fund’s assets.
Securities Lending
Growth & Income Fund participated in the Brown Brothers Harriman Global Securities Lending Program during the fiscal year ended October 31, 2018. As securities lending agent, the responsibilities of Brown Brothers Harriman & Co. (“BBH”) included lending the securities, receipt of collateral, holding and administration of collateral, maintenance of collateral margin, return of collateral, provision of statements, and adherence to operational procedures. All loans were collateralized by cash invested in a money market fund. The total fees were split between the Fund (75%) and BBH (25%) as lending agent.
For the fiscal year ended October 31, 2018, Growth & Income Fund earned $13,859.95 in gross income from securities lending activities, including income from cash collateral reinvestment. The borrowers paid premiums of $3,219.59, and were paid rebates of $7,296.49. The Fund paid an agency fee of $2,435.10 to BBH. The Fund’s net income from securities lending activities was $7,347.95.
Description of Portfolio Manager Compensation Structure
An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his or her job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:
•	the firm’s overall financial results and profitability;
•	the firm’s overall investment management performance;
•	current year’s and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio;

•	qualitative assessment of an individual’s performance with respect to the firm’s investment process and standards; and
•	the individual’s leadership contribution within the firm.
While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.
Alger Management has implemented a long-term deferred compensation program (“LTDC”) which gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. There is broad participation in the LTDC program amongst the investment professionals. The LTDC reinforces the portfolio managers’ commitment to generating superior investment performance for the firm’s clients. The awards are invested in Alger mutual funds and have a four year vesting schedule. The total award earned can increase or decrease with the firm’s investment and earnings results over the four year period.
Additionally, the Alger Partners Plan provides key investment executives with phantom equity that allows participants pro-rata rights to growth in the firm’s book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm’s value it will convey through this program. Further, participation in this program will be determined annually.
Other Accounts Managed by Portfolio Managers
The numbers and assets of other accounts managed by the portfolio managers of the Funds as of October 31, 2018, are as follows. Except as noted below, no account’s advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Gregory Adams*	4	$ 234,800,469	3	$ 73,294,405	13	$ 16,315,601
Joshua D. Bennettx†	2	$ 116,910,529	4	$ 132,281,514	14	$ 818,779,868
Dan C. Chung*±	7	$ 1,073,193,966	3	$ 73,294,405	9	$ 792,946,944
Ankur Crawford#∞	4	$10,282,951,139	8	$1,756,940,378	61	$3,105,102,374
H. George Daix†	2	$ 116,910,529	4	$ 132,281,514	14	$ 818,779,868
Gregory Jones±	1	$ 24,096,183		—		—
Patrick Kelly#	4	$10,282,951,139	7	$1,756,641,307	60	$3,105,002,793
Teresa McRoberts	2	$ 239,468,734		—	1	$ 2,213,974
Pragna Shere±	1	$ 24,096,183		—	1	—
Matthew A. Weatherbie[x]^	1	$ 5,650,183	2	$ 197,492,834	14	$ 818,779,868
Amy Y. Zhang	2	$ 403,738,084	1	$ 266,925,552	2	$ 16,003,670

*	The portfolio manager also manages Alger Dynamic Return Fund, a hedge fund included as a pooled investment vehicle. The advisory fee of Alger Dynamic Return Fund is based on the performance of the account, which had assets of approximately $27 million as of October 31, 2018.
[x]	The portfolio manager also manages a separate account, included in “Other Accounts,” which may charge additional fees based on the performance of the account. The account had assets of approximately $90 million as of October 31, 2018.
±	The portfolio manager also manages Alger 35 Fund, a mutual fund included as a registered investment company. The advisory fee of Alger 35 Fund is based upon the performance of the Fund, which has assets of approximately $7.8 million as of October 31, 2018.
∞	The portfolio manager also manages Alger 25 Fund, a mutual fund included as a registered investment company. The advisory fee of Alger 35 Fund is based upon the performance of the Fund, which has assets of approximately $11 million as of October 31, 2018.
†	The portfolio manager also manages a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $27 million as of October 31, 2018.
^	The portfolio manager also manages a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $140 million as of October 31, 2018.
#	The portfolio manager also manages a separate account, included in “Other Accounts,” with advisory fees based on the performance of the account. The account had assets of approximately $171 million as of October 31, 2018.
Securities Owned by the Portfolio Managers
The following table shows each current portfolio manager’s beneficial interest as of December 31, 2018, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = $100,001 — $500,000; F = $500,001 — $1,000,000; G = over $1,000,000.

Portfolio Manager	Fund	Range
Gregory S. Adams	Growth & Income	E*
Joshua D. Bennett	SMid Cap Focus	C
Dan C. Chung	Mid Cap Growth Small Cap Growth Health Sciences Growth & Income	E* E F E*
Ankur Crawford	Capital Appreciation Alger 25 Fund	A E
H. George Dai	SMid Cap Focus	C
Gregory Jones	International Focus	A
Patrick Kelly	Capital Appreciation	A
Teresa McRoberts	Mid Cap Growth Health Sciences	E* E
Pragna Shere	International Focus	C
Matthew A. Weatherbie	SMid Cap Focus	E
Amy Y. Zhang	Small Cap Growth Small Cap Focus	E* F*

*	A portion of these amounts represents vested or unvested shares held in various qualified and non-qualified deferred compensation plans sponsored by the Manager in which the portfolio manager participates. Information provided is based on current valuations of portfolio manager ownership in such plans where obtainable or on initial values (which may increase or decrease) where current valuations are not timely available.
Distributor
Alger Inc., an affiliate of Alger Management, serves as the Funds’ principal underwriter, or distributor, and receives payments from the Funds under the Plans (see “Purchases — Distribution Plans”). Alger Inc. makes a continuous offering of Fund shares on a best efforts basis. It also also receives brokerage commissions from the Trust (see “Investment Strategies and Policies — Fund Transactions”). During the Fund's fiscal years ended October 31, 2016, 2017 and 2018, Alger Inc. retained approximately $20,755, $21,898 and $25,757 in initial sales charges and $139,744, $137,231 and $150,798 in CDSCs, respectively. Alger Inc. does not receive any other compensation from the Fund.
From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of the value of Trust assets or 0.50% annually of the value of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.
Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are Ameriprise Financial Services Ameritas Investment Corporation, Charles Schwab & Co., Chase Life Insurance Company, GWFS Equities, Hartford Life Insurance Co., Lincoln Benefit Life, LPL Financial Corporation, Merrill Lynch, Pierce, Fenner & Smith, Midland National Life, MML Distributors, Morgan Stanley Smith Barney, National Financial Services Co., Noramco, OneAmerica Securities Inc., Pershing LLC, Prudential Investment Management, Raymond James, UBS Financial Services Inc., and Wells Fargo Advisors. In addition, Alger Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.
Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the Trust’s independent registered public accounting firm.
Code of Ethics

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to the restrictions and procedures of the Trust’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Trust’s Code of Ethics by calling the Trust toll-free at (800) 992-3863.
Taxes

The following is a summary of selected federal income tax considerations that may affect the Funds and their shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.
Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Funds’ prospectus. As a regulated investment company, each Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Trust expects each Fund to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Trust expects each Fund to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.
Payments reflecting the dividend income of a Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.
Dividends of a Fund’s net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.
If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.
Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.
If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28 percent “backup withholding tax” with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual’s taxpayer identification number is his or her social security number. The 28 percent backup withholding tax is not an additional tax and may be credited against a shareholder’s regular federal income tax liability.
Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.
Dividends

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected to have all dividends and distributions paid in cash or reinvested at net asset value into the same class of shares of another identically registered Alger Family of Funds account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the share-holder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge except as described above. With respect to each Fund other than Growth & Income Fund, any dividends are declared and paid annually. Growth & Income Fund declares and pays dividends from net investment income quarterly. Distributions of any net realized short-term and long-term capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.
The classes of a Fund may have different dividend and distribution rates. Class A and Class I dividends generally will be greater than those of Class B and Class C due to the higher Rule 12b-1 fees associated with Class B and Class C Shares. Class P dividends will generally be greater than those of the other classes due to the absence of shareholder servicing fees. Class Y and Class Z dividends will generally be greater than those of the other classes due to the absence of Rule 12b-1 fees. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.
Custodian and Transfer Agent

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Funds’ assets. DST Asset Manager Solutions, Inc. (“DST”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169 serves as transfer agent for the Funds. Under the transfer agency agreement, DST processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Funds. The Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.
Pursuant to the transfer agency agreement, DST is compensated on a per-account and an asset-based basis and, for certain transactions, on a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liaison and to provide administrative oversight of DST and related services. Alger Management is paid on an asset-based basis for these services. During the fiscal year ended October 31, 2018, the Funds paid to Alger Management under the Shareholder Administrative Services Agreement:
Fund	2018
Alger Capital Appreciation Fund	$408,014
Alger International Focus Fund	$ 26,515
Alger Mid Cap Growth Fund	$ 30,340
Alger SMid Cap Focus Fund	$ 35,841
Alger Small Cap Growth Fund	$ 22,032
Alger Small Cap Focus Fund	$133,283
Alger Health Sciences Fund	$ 26,319
Alger Growth & Income Fund	$ 17,837
Alger 25 Fund	$ 919
Alger 35 Fund	$ 482
Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Advisor. Certain of the investors below are believed to hold the indicated shares as nominee.
Additionally, the Manager or an affiliate of the Manager (the “seed investor”) may provide initial funding to or otherwise invest in a Fund. A seed investor may redeem its investment in a Fund at any time and without prior notice, which could adversely affect a Fund and its shareholders, such as by causing the Fund to realize taxable gains that will be distributed to other shareholders, and increasing Fund transaction costs and expense ratios.
The following table contains information regarding persons who own of record five percent or more of the shares of the Fund. All holdings are expressed as a percentage of a class of the Fund’s outstanding shares as of January 31, 2019.
Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. The Trustees and officers of the Trust, as a group, held directly less than 1% of each Class of Shares of the Fund's other than Class Y Shares of Alger Small Cap

Focus Fund and Class Z Shares of each of Alger Mid Cap Growth Fund and Alger Growth & Income Fund. The Trustees and officers of the Trust, as a group, held approximately 12% of the Class Y Shares of Alger Small Cap Focus Fund, 2% of the Class Z Shares of Alger Mid Cap Growth Fund, and 1% of the Class Z Shares of Alger Growth & Income Fund.
Alger Capital Appreciation Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
American Enterprise Inv. Svcs. ............................. FBO 41999970 702 2nd Ave. S. Minneapolis, MN 55402-2405	Z	6.27%
Charles Schwab & Co., Inc. ................................ Special Custody Acct FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	B	11.7%
Charles Schwab & Co., Inc. ................................ ATTN: Mutual Fund Ops 211 Main St. San Francisco, CA 94105-1905	B	9.0%
LPL Financial ......................................... Omnibus Customer Account ATTN: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	C	14.4%
Massachusetts Mutual Life Insurance Company .................. 1295 State Street C105 Springfield, MA 01111-0001	A	7.0%
MLPF & S For the Sole Benefit of Its Customers .................. ATTN: Mutual Fund Administration 97RM2 4800 Deer Lk. Dr., 2nd Fl. Jacksonville, FL 32246-6484	A	15.6%
	C	16.7%
	Z	10.1%
Morgan Stanley Smith Barney LLC ........................... For the Exclusive Benefit of Our Cust. 1 New York Plz., Fl. 12 New York, NY 100004-1965	C	12.9%
National Financial Svcs. LLC ............................... For Exclusive Benefit of Our Cust ATTN Mutual Funds Dept, 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	Z	14.5%
National Financial Services LLC ............................. 499 Washington Blvd. Jersey City, NJ 07310-1995	A	14.0%%
Pershing LLC ......................................... 1 Pershing Plz. Jersey City, NJ 07399-0002	C	9.3%
The Vanguard Fiduciary Trust Co ............................ Alger Capital Appreciation Retirement Portfolio P.O. Box 2600, VM 613 ATTN: Outside Funds Valley Forge, PA 19482-2600	Z	28.5%

Name and Address	Fund Classes	Percentage of Total Shares Held
UBS WM USA ......................................... 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 100 Harbor BLVD. Weehawken, NJ 07086-6761	Z	5.6%
Wells Fargo Clearing Services LLC ........................... Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	C	15.2%
Alger Health Sciences Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
American Enterprise Inv. Svcs. ............................. FBO 41999970 702 2nd Ave. S. Minneapolis, MN 55402-2405	Z	9.8%
Charles Schwab & Co., Inc. ................................ Special Custody Acct FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	C	10.5%
Charles Schwab & Co., Inc. ................................ ATTN: Mutual Fund Ops 211 Main St. San Francisco, CA 94105-1905	A	9.9%
LPL Financial ......................................... Omnibus Customer Account ATTN: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	Z	11.9%
MLPF & S For the Sole Benefit of Its Customers .................. ATTN: Mutual Fund Administration 97RM2 4800 Deer Lk. Dr., 2nd Fl. Jacksonville, FL 32246-6484	A	9.2%
	C	8.3%
Morgan Stanley Smith Barney LLC ........................... For the Exclusive Benefit of Our Cust. 1 New York Plz., Fl. 12 New York, NY 100004-1965	C	12.1%
National Financial Services LLC ............................. 499 Washington Blvd. Jersey City, NJ 07310-1995	Z	6.3%
Pershing LLC ......................................... 1 Pershing Plz. Jersey City, NJ 07399-0002	A	7.7%
	C	10.9%
	Z	15.4%
Raymond James ....................................... Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, Fl. 33761-1100	C	5.0%

Name and Address	Fund Classes	Percentage of Total Shares Held
UBS WM USA ......................................... 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 100 Harbor BLVD. Weehawken, NJ 07086-6761	Z	7.5%
Wells Fargo Clearing Services LLC ........................... Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	A	10.2%
	C	19.3%
	Z	30.5%
Alger International Focus Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
Alger Associates Inc. ................................... c/o Robert Kincel Harborside Financial Ctr. 600 Plaza One, 6th Fl. Jersey City, NJ 07311-1223	Z	6.7%
Charles Schwab & Co., Inc. ................................ ATTN: Mutual Fund Ops 211 Main St. San Francisco, CA 94105-1905	I	12.1%
LPL Financial ......................................... Omnibus Customer Account ATTN: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	I	12.9%
	Z	5.3%
MLPF & S For the Sole Benefit of Its Customers .................. ATTN: Mutual Fund Administration 97RM2 4800 Deer Lk. Dr., 2nd Fl. Jacksonville, FL 32246-6484	C	27.1%
Morgan Stanley Smith Barney LLC ........................... For the Exclusive Benefit of Our Cust. 1 New York Plz., Fl. 12 New York, NY 100004-1965	C	6.3%
National Financial Services LLC ............................. 499 Washington Blvd. Jersey City, NJ 07310-1995	I	20.7%
National Financial Svcs. LLC ............................... For Exclusive Benefit of Our Cust ATTN Mutual Funds Dept, 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	Z	34.0%
Pershing LLC ......................................... 1 Pershing Plz. Jersey City, NJ 07399-0002	I	23.7%
Raymond James ....................................... Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, Fl. 33761-1100	I	13.3%

Name and Address	Fund Classes	Percentage of Total Shares Held
RBC Capital Markets LLC ................................. Mutual Fund Omnibus Processing ATTN Mutual Fund Ops Manager 60 South Sixth St., P08 Minneapolis, MN 55402-4413	C	10.6%
	Z	7.1%
UBS WM USA ......................................... 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 100 Harbor BLVD. Weehawken, NJ 07086-6761	C	16.9%
	Z	24.5%
Wells Fargo Clearing Services LLC ........................... Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	C	20.8%
	Z	5.7%
Wuerttembergische Lebensvers.AG ........................... c/o Wuestnrot Bank AG Sicherungsvermoegen Postfach, D-71630 Ludwigsburg Germany	A	29.1%
	B	84.3%
Alger Growth & Income Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc. ................................ Special Custody Acct FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	A	6.1%
	C	9.0%
LPL Financial ......................................... Omnibus Customer Account ATTN: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	A	6.9%
	C	8.9%
MLPF & S For the Sole Benefit of Its Customers .................. ATTN: Mutual Fund Administration 97RM2 4800 Deer Lk. Dr., 2nd Fl. Jacksonville, FL 32246-6484	A	7.7%
	Z	10.0%
Morgan Stanley Smith Barney LLC ........................... For the Exclusive Benefit of Our Cust. 1 New York Plz., Fl. 12 New York, NY 100004-1965	A	5.7%
	C	16.7%
	Z	8.0%
National Financial Svcs. LLC ............................... For Exclusive Benefit of Our Cust ATTN Mutual Funds Dept, 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	Z	6.8%
Pershing LLC ......................................... 1 Pershing Plz. Jersey City, NJ 07399-0002	A	6.7%
	Z	15.0%

Name and Address	Fund Classes	Percentage of Total Shares Held
Raymond James ....................................... Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, Fl. 33761-1100	C	15.0%
RBC Capital Markets LLC ................................. Mutual Fund Omnibus Processing ATTN Mutual Fund Ops Manager 60 South Sixth St., P08 Minneapolis, MN 55402-4413	C	10.2%
	Z	32.1%
UBS WM USA ......................................... 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 100 Harbor BLVD. Weehawken, NJ 07086-6761	C	5.6%
	Z	6.7%
Wells Fargo Clearing Services LLC ........................... Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	A	7.8%
	C	5.5%
	Z	8.5%
Alger Mid Cap Growth Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
Alger Associates Inc. ................................... c/o Robert Kincel Harborside Financial Ctr. 600 Plaza One, 6th Fl. Jersey City, NJ 07311-1223	Z	8.2%
American Enterprise Inv. Svcs. ............................. FBO 41999970 702 2nd Ave. S. Minneapolis, MN 55402-2405	Z	5.3%
LPL Financial ......................................... Omnibus Customer Account ATTN: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	C	27.05%
MLPF & S For the Sole Benefit of Its Customers .................. ATTN: Mutual Fund Administration 97RM2 4800 Deer Lk. Dr., 2nd Fl. Jacksonville, FL 32246-6484	A	8.3%
	C	25.6%
	Z	37.8%
Morgan Stanley Smith Barney LLC ........................... For the Exclusive Benefit of Our Cust. 1 New York Plz., Fl. 12 New York, NY 100004-1965	C	8.4%
	Z	5.8%
Pershing LLC ......................................... 1 Pershing Plz. Jersey City, NJ 07399-0002	C	6.5%
	Z	7.3%
TD Ameritrade Inc. ..................................... FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Z	9.6%

Name and Address	Fund Classes	Percentage of Total Shares Held
UBS WM USA ......................................... 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 100 Harbor BLVD. Weehawken, NJ 07086-6761	Z	5.0%
Wells Fargo Clearing Services LLC ........................... Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	C	6.4%
	Z	5.6%
Wuerttembergische Lebensvers.AG ........................... c/o Wuestnrot Bank AG Sicherungsvermoegen Postfach, D-71630 Ludwigsburg Germany	A	15.1%
	B	76.5%
Alger Small Cap Growth Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
Alger Associates Inc. ................................... c/o Robert Kincel Harborside Financial Ctr. 600 Plaza One, 6th Fl. Jersey City, NJ 07311-1223	Z	7.0%
Charles Schwab & Co., Inc. ................................ ATTN: Mutual Fund Ops 211 Main St. San Francisco, CA 94105-1905	Z	6.7%
LPL Financial ......................................... Omnibus Customer Account ATTN: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	C	7.3%
	Z	14.0%
Morgan Stanley Smith Barney LLC ........................... For the Exclusive Benefit of Our Cust. 1 New York Plz., Fl. 12 New York, NY 100004-1965	C	18.6%
	Z	19.0%
National Financial Svcs. LLC ............................... For Exclusive Benefit of Our Cust ATTN Mutual Funds Dept, 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	Z	10.0%
Pershing LLC ......................................... 1 Pershing Plz. Jersey City, NJ 07399-0002	C	8.4%
	Z	6.1%
Raymond James ....................................... Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, Fl. 33761-1100	C	9.8%

Name and Address	Fund Classes	Percentage of Total Shares Held
UBS WM USA ......................................... 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 100 Harbor BLVD. Weehawken, NJ 07086-6761	Z	17.5%
Wells Fargo Clearing Services LLC ........................... Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	C	12.2%
Wuerttembergische Lebensvers.AG ........................... c/o Wuestnrot Bank AG Sicherungsvermoegen Postfach, D-71630 Ludwigsburg Germany	B	65.8%
Alger Small Cap Focus Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
American Enterprise Inv. Svcs. ............................. FBO 41999970 702 2nd Ave. S. Minneapolis, MN 55402-2405	C	7.0%
Charles Schwab & Co., Inc. ................................ Special Custody Acct FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	A	6.1%
Charles Schwab & Co., Inc. ................................ ATTN: Mutual Fund Ops 211 Main St. San Francisco, CA 94105-1905	A	9.9%
	I	13.5%
LPL Financial ......................................... Omnibus Customer Account ATTN: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	C	6.5%
	I	16.6%
	Z	12.1%
MLPF & S For the Sole Benefit of Its Customers .................. ATTN: Mutual Fund Administration 97RM2 4800 Deer Lk. Dr., 2nd Fl. Jacksonville, FL 32246-6484	C	12.1%
	Y	33.7%
	Z	18.8%
Morgan Stanley Smith Barney LLC ........................... For the Exclusive Benefit of Our Cust. 1 New York Plz., Fl. 12 New York, NY 100004-1965	A	6.8%
	C	11.8%
	Z	12.0%
National Financial Svcs. LLC ............................... For Exclusive Benefit of Our Cust ATTN Mutual Funds Dept, 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	Z	8.2%
Nationwide Tr. Co. Cust. .................................. c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	Y	7.5%

Name and Address	Fund Classes	Percentage of Total Shares Held
Northern Trust Co. FSB .................................. FBO SWMF TR A/C 4482176 P.O. Box 92956 Chicago, IL 60675-2956	Y	54.3%
Pershing LLC ......................................... 1 Pershing Plz. Jersey City, NJ 07399-0002	C	6.3%
	I	8.9%
Raymond James ....................................... Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, Fl. 33761-1100	C	9.0%
	I	32.6%
TD Ameritrade Inc. ..................................... FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	I	11.2%
UBS WM USA ......................................... 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 100 Harbor BLVD. Weehawken, NJ 07086-6761	C	5.5%
	Z	7.0%
Wells Fargo Clearing Services LLC ........................... Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	A	10.0%
	C	25.7%
	Z	11.5%
Alger SMid Cap Focus Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
American Enterprise Inv. Svcs. ............................. FBO 41999970 702 2nd Ave. S. Minneapolis, MN 55402-2405	Z	6.8%
Charles Schwab & Co., Inc. ................................ Special Custody Acct FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	C	6.3%
	Z	6.4%
Charles Schwab & Co., Inc. ................................ ATTN: Mutual Fund Ops 211 Main St. San Francisco, CA 94105-1905	I	5.6%
Great-West Life & Annuity ................................ FBO Future Funds II 8515 E. Orchard Rd., 2T2 Greenwood VLG, Co 80111-5002	A	5.7%
Great-West Trust Company ................................ Employee Benefits Clients 401K 8515 E. Orchard Rd., 2T2 Greenwood VLG, Co 80111-5002	I	11.4%

Name and Address	Fund Classes	Percentage of Total Shares Held
Great-West Trust Company ................................ FBO: Great West IRA Advantage c/o Fascore LLC 8515 E. Orchard Rd., 2T2 Greenwood VLG, Co 80111-5002	A	8.3%
LPL Financial ......................................... Omnibus Customer Account ATTN: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	I	6.2%
	Z	12.2%
Morgan Stanley Smith Barney LLC ........................... For the Exclusive Benefit of Our Cust. 1 New York Plz., Fl. 12 New York, NY 100004-1965	A	6.0%
	C	21.3%
	Z	14.5%
National Financial Services LLC ............................. 499 Washington Blvd. Jersey City, NJ 07310-1995	A	11.0%
National Financial Svcs. LLC ............................... For Exclusive Benefit of Our Cust ATTN Mutual Funds Dept, 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-1995	Z	7.3%
Pershing LLC ......................................... 1 Pershing Plz. Jersey City, NJ 07399-0002	A	5.3%
	I	11.7%
	Z	7.8%
Raymond James ....................................... Omnibus for Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Pkwy. St. Petersburg, Fl. 33761-1100	C	9.0%
	I	20.5%
UBS WM USA ......................................... 0O0 11011 6100 Omni Account M/F Spec CDY A/C EBOC UBSFSI 100 Harbor BLVD. Weehawken, NJ 07086-6761	Z	14.0%
Wells Fargo Bank NA .................................... FBO AOI Pension IMF 5041001721 P.O. Box 1533 Minneapolis, MN 55480-1533	Y	11.5%
Wells Fargo Clearing Services LLC ........................... Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	A	9.4%
	C	26.6%
	Z	18.8%
Alger 25 Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
Alger Associates Inc. ................................... c/o Robert Kincel Harborside Financial Ctr. 600 Plaza One, 6th Fl. Jersey City, NJ 07311-1223	P	24.3%
	P-2	70.4%

Name and Address	Fund Classes	Percentage of Total Shares Held
Brown Brothers Harriman & Co. ............................. As Custodian for the Alger Portfolios Growth Portfolio 7002827 Reinvest 140 Broadway New York, NY 10005-1108	P	67.4%
Charles Schwab & Co., Inc. ................................ Special Custody Acct FBO Customers ATTN: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	P-2	29.6%
Alger 35 Fund
Name and Address	Fund Classes	Percentage of Total Shares Held
Alger Associates Inc. ................................... c/o Robert Kincel Harborside Financial Ctr. 600 Plaza One, 6th Fl. Jersey City, NJ 07311-1223	P	97%
	P-2	100%
As of January 31, 2019, the following principal holders owned 25% or more of the total outstanding shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.
International Focus Fund
Name and Address	Percentage of Total Shares Held
Wuerttembergische Lebensvers.AG ...................................... c/o Wuestnrot Bank AG Sicherungsvermoegen Postfach, D-71630 Ludwigsburg Germany	32.1%
Alger 25 Fund
Name and Address	Percentage of Total Shares Held
Brown Brothers Harriman & Co. ........................................ As Custodian for the Alger Portfolios Growth Portfolio 7002827 Reinvest 140 Broadway New York, NY 10005-1108	67.4%
Alger 35 Fund
Name and Address	Percentage of Total Shares Held
Alger Associates Inc. .............................................. c/o Robert Kincel Harborside Financial Ctr. 600 Plaza One, 6th Fl. Jersey City, NJ 07311-1223	97.0%
Organization

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 20, 1986 (the “Trust Agreement”). Alger Money Market Portfolio commenced operation on November 11, 1986 and was terminated on February 28, 2011. Alger Small Capitalization Portfolio and

Alger Growth Portfolio commenced operations on November 11, 1986. On September 29, 2000, Alger Growth Portfolio was renamed Alger LargeCap Growth Portfolio. On May 31, 2013, Alger Large Cap Growth Fund became Alger International Growth Fund. On August 15, 2018, Alger International Growth Fund became Alger International Focus Fund. Alger Balanced Portfolio commenced operations on June 1, 1992, and became Alger Growth & Income Fund on March 11, 2011. Alger MidCap Growth Portfolio commenced operations on May 24, 1993 and Alger Capital Appreciation Portfolio commenced operations on November 1, 1993. Alger Health Sciences Portfolio commenced operations on May 1, 2002. Alger SmallCap and Mid-Cap Growth Portfolio commenced operations on May 8, 2002, changed its name to Alger SMidCap Growth Fund on July 1, 2008, and became Alger SMid Cap Focus Fund on August 30, 2017. The name of each existing series of the Trust was changed from “Portfolio” to “Fund” on February 24, 2004. Alger Growth Opportunities Fund commenced operations on March 3, 2008, and changed its name to Alger Small Cap Focus Fund on August 7, 2015. Alger Convertible Fund commenced operations on January 9, 2009 and was terminated on February 28, 2011. On March 1, 2010, spaces were added to the names of Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, and Alger Small Cap Growth Fund. The word “Alger” in the Trust’s name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Trust’s license to use the word “Alger” in its name when Alger Management ceases to act as the Trust’s investment manager. On December 31, 1996, Class A Shares were added to all existing portfolios of the Trust. Class A shares have an initial sales charge. The previously existing shares in those portfolios, subject to a CDSC, were designated Class B Shares on that date. Class C Shares, which are subject to a CDSC, were created on August 1, 1997. On February 24, 2004, the names of the Trust and its then-existing portfolios were changed to their current names. The Alger Funds began offering Class Y Shares on February 28, 2017. Alger 25 Fund commenced operations, offering Class P shares on December 28, 2017, and began offering Class P-2 Shares on October 15, 2018. Alger 35 Fund commenced operations, offering Class P Shares on March 28, 2018 and began offering Class P-2 Shares on October 15, 2018.
The Class A, B, C, I, Y and Z Shares differ in that: (a) each class has a different class designation; (b) the Class A Shares are subject to initial sales charges; (c) the Class B and Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) each of Class A, B, C, I and T Shares are subject to different distribution and/or service fees under the Plans; (e) Class Y and Z Shares are not subject to distribution and/or service fees; (f) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (g) the exchange privileges and conversion rights of each class differ from those of the others.
The Class P and P-2 Shares differ in that: (a) each class has a different class designation; (b) Class P-2 Shares are subject to service fees under the Plan; (c) Class P Shares are not subject to distribution and/or service fees; (d) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (e) the exchange privileges and conversion rights of each class differ from those of the others.
Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.
Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.
Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights, except that Class B Shares automatically convert to Class A Shares after specified periods. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another; see also item (f) in the third preceding paragraph. Physical share certificates are not issued for shares of the Fund.
Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires the Trustees to use their best efforts to ensure that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.
Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.
The Trust is an open-end management investment company. The Funds are classified as “diversified” investment companies under the Act. A “diversified” investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government and other investment companies) to no more than 5% of the investment company’s total assets. The Funds intended to continue to qualify as a “regulated investment companies” under Subchapter M of the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund’s assets, similar to the requirement stated above.
Proxy Voting Policies and Procedures

The Board of Trustees of The Alger Funds has delegated authority to vote all proxies related to the Funds portfolio securities to Alger Management, the Funds investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.
Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines intended to vote proxies in the clients’ best interests, which are summarized below. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. Alger Management monitors ISS’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund. Further, Alger Management has a process in place for making voting determinations in the event of a conflict of interest.
Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Alger Management’s behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.
No later than August 31st each year, the Funds proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Funds website and on the Securities and Exchange Commission’s website at http://www.sec.gov.
The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management’s behalf, to vote proxies of securities held by the Funds.
The following is a summary of the two sets of voting guidelines used (as applicable) by Alger Management, or ISS on Alger Management’s behalf, to vote proxies of securities held by the Funds.

Overview of ISS’s Specialty SRI U.S. Proxy Voting Guidelines
ISS’s SRI proxy voting guidelines, like the other Specialty Policy proxy voting guidelines, have been formulated to help institutional investors align their corporate governance philosophies and investment objectives with their proxy voting activities. They have been developed specifically to reflect the perspectives of the SRI investor constituency and are designed to represent the views of related organizations and applicable global initiatives. The ISS SRI guidelines are generally supportive of proposals that promote:
•	Greater disclosure of corporate environmental policies including climate change and greenhouse gas or toxic emissions;
•	Greater transparency of social policies such as those concerning workplace discrimination and corporate board diversification efforts, human rights, and compliance with human/labor rights norms/codes of conduct; and
•	Reporting on sustainable business practices including recycling, wood procurement, water use, operations in sensitive or protected areas, energy efficiency/renewable energy, and incorporation of sustainability-related performance metrics into executive compensation.
In addition, the SRI guidelines are also supportive of the following topics:
•	Board diversity — recommend votes against nominating committee members when the board lacks diversity (the ISS Benchmark guidelines do not consider diversity when providing recommendations on board members);
•	ESG risk management — recommend votes against directors individually, on a committee, or potentially the entire board due to material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental and social risks (the ISS Benchmark guidelines do not recommend votes against directors for ESG risks);
•	Auditor independence — recommend votes against auditor ratification when non-audit fees exceed a quarter of total fees paid to auditor (the ISS Benchmark guidelines recommend votes against the auditor ratification when non audit fees exceed half of total fees); and
•	Environmental stewardship and socially responsible/sustainable business practices.
The SRI guidelines will generally support proxy voting proposals that call for actions beyond disclosure reporting of corporate environmental policies or resolutions seeking greater transparency around social policies and practices — including support for proposals seeking adoption of policies on topics such as human/labor rights, workplace safety or discrimination, access to pharmaceutical drugs, incorporation of sustainability-related performance metrics into executive compensation, hydraulic fracturing and climate change and greenhouse gas or toxic emissions, among others.
The SRI guidelines also have a higher bar when evaluating Management Say-On-Pay proposals (MSOPs) that outline executive compensation programs compared to the ISS Benchmark Policy, with greater emphasis on the strength of alignment between pay and performance when executive pay has outpaced returns to shareholders over short- and long-term periods. The guidelines also place greater scrutiny on pay quantum relative to the firm’s peers as well as with respect to other executive officers within the firm in question, in the context of company performance and the proportion of executive pay that is performance-contingent. A separate document providing more details on the SRI policy’s approach to MSOPs is available.
Further, the SRI guidelines also assess whether any relevant social or environmental metrics are a component of performance-based pay elements in executive pay programs, particularly in instances where significant ESG controversies have been identified that pose potential material risks to the company and its shareholders.

Overview ISS’s Specialty SRI International Proxy Voting Guidelines
ISS’s SRI International proxy voting guidelines, like the other Specialty Policy proxy voting guidelines, have been formulated to help institutional investors align their corporate governance philosophies and investment objectives with their proxy voting activities for international holdings. They have been developed specifically to reflect the perspectives of the SRI investor constituency and are designed to represent the views of related organizations and applicable global initiatives. The ISS SRI International guidelines are generally supportive of proposals that promote:
•	Greater disclosure of corporate environmental policies including climate change and greenhouse gas or toxic emissions;
•	Greater transparency of social policies such as those concerning workplace discrimination and corporate board diversification efforts, human rights, and compliance with human/labor rights norms/codes of conduct; and
•	Reporting on sustainable business practices including recycling, wood procurement, water use, operations in sensitive or protected areas, energy efficiency/renewable energy, and incorporation of sustainability-related performance metrics into executive compensation.
•	In addition, the SRI International guidelines are also supportive of the following topics:
•	Board diversity — evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosure and market practices permit (the ISS Benchmark guidelines do not consider diversity when providing recommendations on board members);
•	ESG risk management — recommend votes against directors individually, the relevant committee, or potentially the entire board due to material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental and social risks (the ISS Benchmark guidelines do not recommend votes against directors for ESG risks); and
•	Environmental stewardship and socially responsible/sustainable business practices.
ISS’s Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner. Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. We incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
ISS SRI International Proxy Voting Guidelines Background
ISS’s SRI international voting guidelines reflect a broad consensus of the socially responsible investor community in promoting the dual objectives of SRI investors — financial returns and responsible social/environmental conduct by corporations.
The SRI guidelines, which have been in place for more than sixteen years, have been developed in collaboration with our SRI clients and SRI market participants, and are also informed by the active ownership and investment philosophies of globally recognized initiatives such as the UNEP FI, the UN PRI, the UN Global Compact, CERES/Sullivan Principles, and environmental and social European Union Directives, among others.
Financial Statements

The Trust’s audited financial statements for the year ended October 31, 2018 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. The Trust’s financial statements for the sixth month period ended April 30, 2018 are contained in its unaudited Semi-Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Trust’s Reports to Shareholders may be obtained by telephoning (800) 992-3863.

Potential Conflicts of Interest

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.
Summary
Alger Management is owned by Alger Inc., a registered broker-dealer and a member of the New York Stock Exchange, which is wholly-owned by Alger Associates. Alger Inc. serves as the principal underwriter for the Funds and as a broker-dealer for securities trades placed on behalf of Alger Management clients and accounts. Alger Inc. does not conduct public brokerage business and substantially all of its transactions are for clients of Alger Management if their investment guidelines and relevant regulations that govern their accounts allow it. Neither Alger Management nor any of its management personnel is registered or plans to register as a futures commission merchant, commodity pool operator, commodity trading advisor, or an associated person of these entities.
In addition to serving as investment adviser of the mutual funds in the Alger Family of Funds, Alger Management is the investment adviser to Alger Dynamic Return Fund LLC, a Delaware limited liability company, as well as to Alger SICAV, a publicly offered pooled investment vehicle registered in Luxembourg. Alger Management also serves as a sub-adviser to third-party registered investment companies. Weatherbie Capital, LLC, a registered investment adviser, is also owned by Alger Associates, and is an affiliate of the Manager. From time to time, the Manager, its affiliates or a related person (“Alger Affiliates”) may own significant stakes in one or more of the above.
Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Funds directly and indirectly invest. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Funds.
As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding Alger Management. Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Conflicts as a Result of the Manager’s Other Affiliates
Selection of Administrative and Other Service Providers.    Alger Management may choose to (and currently does) have Alger Affiliates provide administrative services, shareholder services, brokerage and other account services to the Funds. While any such engagement would be on market terms, it will nevertheless result in greater benefit to Alger Management than hiring a similarly qualified unaffiliated service provider.
In connection with these services and subject to applicable law, Alger Affiliates, including the Manager, may from time to time, and without notice to investors or clients, in-source or outsource certain processes or functions that it provides in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to in-source or outsource, which entity to outsource to, and the fees charged by the Alger Affiliates or the third party.
Information the Investment Adviser May Receive.    Alger Management and its affiliates may have access to the current status of certain markets, investments and funds because of Alger Affiliates’ brokerage and other activities. Alger Affiliates may therefore possess information which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by a Fund, or acquire certain positions on behalf of a Fund. Moreover, Alger Management and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the Funds. A fund not advised by Alger Management would not be subject to these restrictions. Alger Management maintains policies designed to prevent the disclosure of such information; however, such policies may not fully address situations described above.

Allocation Issues
As Alger Management manages multiple accounts or funds managed or advised by Alger Affiliates (including Alger Management) or in which Alger Affiliates (including Alger Management) or its personnel have interests (collectively, the “client/Alger Affiliates accounts”), issues can and do arise as a result of how Alger Management allocates investment opportunities. In an effort to treat all clients/Alger Affiliates reasonably in light of all factors relevant to managing an account, trades will generally be allocated pro rata among the Funds and client/Alger Affiliates accounts whenever possible. There are exceptions to this practice, however, as described below:
Unusual Market Conditions.    During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Funds, as it determines in its sole discretion.
Availability of Investments.    The availability of certain investments such as initial public offerings or private placements may be limited. In such cases, not all client/Alger Affiliates accounts (including the Funds) will receive an allocation. As a result, the amount, timing, structuring or terms of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client/Alger Affiliates accounts.
Alger Management, as a general practice, allocates initial public offering shares and other limited availability investments pro rata among the eligible client/Alger Affiliates accounts (including the Funds). An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, the account pays a performance fee, the account is so large that the allocation is determined to not be meaningful to the account’s overall performance, or due to co-investment by Alger Affiliates. When a pro rata allocation of limited availability investments is not possible or is not appropriate, Alger Management considers numerous other factors to determine an appropriate allocation. These factors include (i) Alger Management’s good faith assessment of the best use of such limited opportunities relative to the account’s investment objectives (ii) account investment horizons, investment objectives and guidelines; (iii) different levels of investment for different strategies; (iv) client-specific investment guidelines and restrictions; (v) the expected future capacity of applicable funds or client/Alger Affiliates accounts; (vi) fully directed status of brokerage accounts; (vii) tax sensitivity of accounts; (viii) suitability requirements and the nature of the investment opportunity; (ix) account turnover guidelines; (x) cash and liquidity considerations, including without limitation, availability of cash for investment; (xi) relative sizes and expected future sizes of applicable accounts; (xii) availability of other appropriate investment opportunities; and/or (xiii) minimum denomination, minimum increments, de minimus threshold and round lot consideration. Suitability considerations may include (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Alger Management believes to be attractive for an account; and/or (vi) considerations related to giving a subset of accounts exposure to an industry.
In some cases, it is possible that the application of these factors may result in certain client/Alger Affiliates accounts receiving an allocation when other accounts do not. Moreover, Alger Affiliates, or accounts in which Alger Affiliates and/or employees have interests, may receive an allocation or an opportunity not allocated to other accounts or the Funds.
Differing Guidelines, Objectives and Time Horizons.    Because client/Alger Affiliates accounts (including the Funds) are managed according to different strategies and individual client guidelines, accounts may not be able to participate in a transaction or strategy employed by Alger Management.
Actions taken by one account could affect others. For example, in the event that withdrawals of capital result in one account selling securities, this could result in securities of the same issuer falling in value, which could have a material adverse effect on the performance of other accounts (including the Funds) that do not sell such positions.
Alger Affiliates may also develop and implement new strategies, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger Affiliates may make decisions based on such factors as strategic fit and other portfolio management considerations, including an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, the lack of efficacy of, or return expectations from, the strategy for the account, and any such other factors as Alger Affiliates deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.
Investing in Different Classes of the Same Issuer.    Conflicts also arise when one or more client/Alger Affiliates accounts (including a Fund) invests in different classes of securities of the same issuer. As a result, one or more client/Alger Affiliates accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a client/Alger Affiliates account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the client/Alger Affiliates account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more client/Alger Affiliates accounts, the Fund, or Alger Affiliates. The Funds may be negatively impacted by Alger Affiliates’ and other client/Alger Affiliates accounts’ activities, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other client/Alger Affiliates accounts not pursued a particular course of action with respect to the issuer of the securities.
Conflicts Related to Timing of Transactions.    When Alger or a client/Alger Affiliates account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results. In addition, the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Alger Affiliates may, in certain cases, implement internal policies and procedures designed to limit such consequences to client/Alger Affiliates accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Moreover, each client/Alger Affiliates account is subject to independent management. Given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed and, if so, to what extent. Alger Management and its affiliates will use reasonable efforts to procure timely execution. It is possible that prior execution for or on behalf of an account could adversely affect the prices and availability of the securities and instruments in which the Funds invest. In other words, an account, by trading first, may increase the price or decrease the availability of a security to the Funds. In some instances, Alger Management is retained under a managed account or wrap program in which the client pays a single fee to the program sponsor, out of which fee the program sponsor pays Alger Management the management fee. The sponsor then executes trades without additional commission charges. Alger Management is directed by clients in these wrap programs to effect transactions for their accounts through the program sponsor or the sponsor’s broker-dealer affiliate. In other instances, internal policies designed to facilitate trade aggregation may result in delays in placing trades, which may adversely affect trade execution.
The fact that personnel of certain Alger Affiliates are dedicated to one or more Funds, accounts or clients may be a factor in determining the timing of implementation and allocation of opportunities sourced by such personnel. Alger Affiliates may delay trades for a Fund or account in order to aggregate such trades. Alger Affiliates may also consider reputational matters and other considerations. Differences in allocations will affect the performance of the Funds.
Cross Transactions.    From time to time and for a variety of reasons, certain client/Alger Affiliates accounts may buy or sell positions in a particular security while a Fund is undertaking the opposite strategy. Trading in the opposite manner could disadvantage the Fund. Moreover, Alger Affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties in such a case. For example, Alger Management will represent both the Fund on one side of a transaction and another account on the other side of the trade (including an account in which Alger Affiliates may have a proprietary interest) in connection with the purchase of a security by such Fund. In an effort to reduce this negative impact, and when permitted by applicable law, the accounts may enter into “cross transactions.”

A cross transaction, or cross trade, occurs when the Manager causes a Fund to buy securities from, or sell a security to, another client of Alger Management or Alger Affiliates. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management’s fiduciary duties to all accounts.
Valuation of Assets.    Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which a Fund may invest. Alger Management is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. Alger Management may also benefit from showing better performance or higher account values on periodic statements.
Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Funds. Such securities and other assets may constitute a substantial portion of a Fund’s investments. Alger Management’s risk of misstating the value of securities is greater with respect to illiquid securities like those just described.
Alger Affiliates may hold proprietary positions in a Fund. One consequence of such proprietary positions is that Alger Management may be incented to misstate the value of illiquid securities.
Regulatory Conflicts.    From time to time, the activities of the Funds may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Funds, which could result in less favorable execution of trades and may impact the performance of the Funds.
Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds and Alger Management as well as for other Alger Affiliates. Such situations could arise if Alger Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger Affiliates’ businesses, the larger the potential that these restricted list policies will impact the performance of the Funds.
Other Potential Conflicts Relating to the Management of the Fund by the Manager
Potential Conflicts Relating to Alger Affiliates’ Proprietary Activities and Activities On Behalf of Other Accounts.    Alger Management may purchase or sell, for itself or Alger Affiliates, mutual funds or other pooled investment vehicles, commercial paper or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. Alger Management will manage the Funds and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, Alger Management may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice Alger Management may give to the Funds including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.
The directors, officers and employees of Alger Affiliates, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, Alger Management has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. Alger Management has adopted a code of ethics (the “Code of Ethics”) and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by Alger Management and the Funds. The Code of Ethics requires that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The

Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
Potential Conflicts in Connection With Proxy Voting
Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Funds, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or Alger Affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what Alger Management’s conflict of interest is, the importance placed on exercising a client’s right to vote dictates that Alger Management will cast the vote in accordance with its voting guidelines even if Alger Management, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”
Conflicts in Connection with Sales-Related Incentives.
Alger Affiliates and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or its shareholders. Alger Affiliates and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher for some products or services than for others, and the remuneration and profitability to Alger Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater or lesser than the remuneration and profitability resulting from other funds or products.
Conflicts may arise in relation to sales-related incentives. Alger Affiliates and its personnel may receive greater compensation or greater profit in connection with certain funds in the Alger Family of Funds than with other funds, including the Funds. Differentials in compensation may be related to the fact that Alger Affiliates may pay a portion of their advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger Affiliates and their personnel to recommend certain funds in the Alger Family of Funds over other funds, including the Funds.
Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Alger Affiliates regularly participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger Affiliates understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Alger Affiliates or the Funds in connection with the distribution of shares in the Funds or other Alger Affiliates products. For example, Alger Affiliates may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, or other products or services offered or managed by Alger Management. Alger Affiliates may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger Affiliates’ membership in such organizations allows Alger Affiliates to participate in these conferences and educational forums and helps Alger Affiliates interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger Affiliates’ personnel, including employees of Alger Affiliates, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Alger Affiliates, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger Affiliates may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
To the extent permitted by applicable law, Alger Affiliates or the Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote client/Alger Affiliates accounts, the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger Affiliates’ assets, or amounts payable to Alger Affiliates rather than a separately identified charge to the Funds, client/Alger Affiliates accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, client/Alger Affiliates accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds, client/Alger Affiliates accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, client/Alger Affiliates accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, client/Alger Affiliates accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, client/Alger Affiliates accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger Affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.
The payments made by Alger Affiliates or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts in Connection with Brokerage Transactions
Trade Aggregation.    If Alger Management believes that the purchase or sale of a security is in the best interest of more than one client/Alger Affiliates account (including the Funds), it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Aggregation of trades under this circumstance should, on average, decrease the costs of execution. In the event Alger Management aggregates a trade for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of trades is expected to be used, allocations are generally pro rata and if not, will be designed so as not to systematically and consciously favor or disfavor any account in the allocation of investment opportunities. The accounts aggregated may include registered and unregistered investment companies, Alger Affiliates Accounts (including the Funds), and separate accounts. Transaction costs will be shared by participants on a pro-rata basis according to their allocations.
When orders are aggregated for execution, it is possible that Alger Affiliates will receive benefits from such trades, even in limited capacity situations. Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise in certain situations when purchase or sale orders for an account are aggregated for execution with orders for Alger Affiliates Accounts. Alger Management may aggregate trades for its clients and affiliates in private placements pursuant to internally developed procedures. In such cases, Alger Management will only negotiate the price of such investments, and no other material terms of the offering, and will prepare a written allocation statement reflecting the allocation of the securities.
Alger Management is not required to bunch or aggregate trades if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or with respect to client directed accounts.
Even when trades are aggregated, prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Soft Dollars.    Alger Management relies primarily on its own internal research group to provide primary research in connection with buy and sell recommendations. However, the Alger Management may receive indirect research, whether a product or a service, in exchange for soft dollar credits (commissions earned on Fund trades). Such research generally will be used as a secondary source of research information. The research services that Alger Management may receive from brokerage firms include research on specific industries and companies; macroeconomic analyses; analyses of national and international events and trends; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; and general research services (i.e., Bloomberg, Reuters).
Commissions for the combination of execution and research services may be higher than for execution services alone. Alger Management may pay higher commissions for receipt of brokerage and research services in connection with securities trades that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). This benefits Alger Management because it does not have to pay for the research, products, or services. Such benefit gives Alger Management an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients’ interest in receiving the most favorable execution.
Research or other services obtained in this manner may be used in servicing any or all of the Funds and other client/Alger Affiliates accounts. This includes client/Alger Affiliates accounts other than those that pay commissions to the broker providing soft dollar benefits. To the extent permitted by applicable law, such products and services may disproportionately benefit other client/Alger Affiliates accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other client/Alger Affiliates accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account, and may be used in managing another client’s account.
Alger Management has entered into certain commission sharing arrangements that it considers soft dollar arrangements, and that comply with the terms of Section 28(e) of the Securities Exchange Act. A commission sharing arrangement is an arrangement that allows Alger Management to aggregate commissions at a particular broker-dealer and have that broker-dealer pay various other broker-dealers from this pool for the research and research services the firms have provided to Alger Management. These arrangements allow Alger Management to limit the broker-dealers it trades with, while maintaining valuable research relationships.
In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, Alger Management will make a good faith allocation of the cost of the product according to its use. Alger Management will not use soft dollars to pay for services that provide only administrative or other non-research assistance.

Appendix
Description of certain rating categories assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”), Dominion Bond Rating Service Limited (“DBRS”) and A. M. Best Company, Inc. (“Best”).
Commercial Paper and Short-Term Ratings
The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.
The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody’s. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.
Bond and Long-Term Ratings S&P
Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P’s highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
S& P’s BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.
Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or B rating.

MOODY’S
Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.
Moody’s Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Bonds rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Bonds rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
FITCH
Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.
Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Fitch’s BB-rated bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
Fitch’s B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS
Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.
Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.
Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
Bonds rated “B” are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
A.M. Best
The issuer of long-term debt rated aaa has, in A.M. Best’s opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.
The issuer of bb-rated long-term debt has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:
Fred Alger Management, Inc.
360 Park Avenue South
New York, New York 10010
Distributor:
Fred Alger & Company, Incorporated
360 Park Avenue South
New York, New York 10010
Transfer Agent:
DST Asset Manager Solutions, Inc.
The Alger Funds
PO Box 219432
Kansas City, MO 64121-9432
Custodian Bank:
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110
Independent Registered Public
Accounting Firm:
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112
Counsel:
Proskauer Rose LLP
11 Times Square
New York, New York 10036
The Alger Funds
STATEMENT OF
ADDITIONAL
INFORMATION
March 1, 2019
TAFSAI